SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 16, 2003

Prime Retail, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-23616	38-2559212
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East Pratt Street Nineteenth Floor, Baltimore, Maryland	21202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (410) 234-0782

No Change
(Former name or former address, if changed since last report)

Item 7.                                                                                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

Number	Description

99.1	Press Release issued by Prime Retail, Inc. on July 16, 2003

Item 9.                                                                                                             Regulation FD Disclosure.

On July 16, 2003, Prime Retail, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME RETAIL, INC.
(Registrant)

Date: July 16, 2003
	By:	/s/ Robert A. Brvenik
	Name:	Robert A. Brvenik
	Title:	President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Number	Description

99.1	Press Release issued by Prime Retail, Inc. on July 16, 2003